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                                                                    EXHIBIT 10.1

                      JOINT PROFIT PARTICIPATION AGREEMENT

THIS AGREEMENT, DATED THIS 5th DAY OF FEBRUARY, 2002, BY AND BETWEEN AQUACULTURE CORPORATION OF AMERICA, 555 BAYVIEW AVENUE, BILOXI, MS 39530 (HEREINAFTER REFERRED TO AS "ACA") AND AQUAPRO CORPORATION, 1100 HIGHWAY 3, SUNFLOWER, MS 38778 (HEREINAFTER REFERRED TO AS "PARTICIPANT"), HEREINAFTER COLLECTIVELY REFERRED TO AS "PARTIES".

                                   WITNESSETH

IN CONSIDERATION OF THE FOREGOING PREMISES AND MUTUAL COVENANTS AND UNDERTAKINGS CONTAINED HEREIN AND FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES AGREE TO THE TERMS AND CONDITIONS OF THIS JOINT PROFIT PARTICIPATION AGREEMENT HEREINAFTER SET FORTH.

1.      INDIVIDUAL CONTRIBUTIONS

1.1 PARTICIPANT'S PARTICIPATION IN AND CONTRIBUTION TO THE PROPOSED UNDERTAKING(S) WILL CONSIST OF PROVIDING FRESHWATER POND SITES, EQUIPMENT, WORKING CAPITAL AND FARM LABOR AND MANAGEMENT TO OPERATE UP TO 300 ACRES OF PONDS FOR PRODUCTION OF FRESHWATER SHRIMP DURING 2002. THE PARTIES AGREE THAT THIS AGREEMENT IS NOT INTENDED TO TRANSFER OWNERSHIP OF ANY ASSETS OF THE PARTIES, AND SPECIFICALLY THE OWNERSHIP OF THE POND SITES AND EQUIPMENT SHALL REMAIN THAT OF THE PARTICIPANT.

1.2 ACA'S PARTICIPATION IN AND CONTRIBUTION TO THE PROPOSED UNDERTAKING(S) WILL BE TO SUPPLY FRESHWATER SHRIMP POST-LARVAE OR JUVENILES FROM ITS HATCHERY AND NURSERY FACILITIES AND TO PROVIDE TECHNICAL EXPERTISE AND ADVICE TO PARTICIPANT IN THE GROWING OF THE FRESHWATER SHRIMP. THE PARTIES AGREE THAT THIS AGREEMENT IS NOT INTENDED TO TRANSFER OWNERSHIP OF ANY ASSETS OF THE PARTIES, AND SPECIFICALLY THE OWNERSHIP OF THE HATCHERY AND NURSERY SITES AND THE FRESHWATER SHRIMP IN ALL STAGES OF GROWTH (POST-LARVAE, JUVENILE OR ADULT) SHALL REMAIN THAT OF ACA.

2.      ALLOCATION/DISBURSEMENT OF NET PROFIT

2.1 IT IS AGREED BETWEEN THE PARTIES THAT ALL NET PROFITS DERIVED IN ANY WAY FROM THE GROW OUT AND SALE OF FRESHWATER SHRIMP IN PARTICIPANT'S PONDS SHALL BE OWNED JOINTLY BY THE PARTIES HERETO IN EQUAL PROPORTIONS OF FIFTY (50%) PERCENT EACH


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                           JOINT PROFIT PARTICIPATION AGREEMENT

2.2 FOR THE PURPOSES OF THIS AGREEMENT, THE TERM "NET PROFIT" SHALL BE DEFINED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRACTICES AS THE DIFFERENCE BETWEEN TOTAL GROSS REVENUES FROM THE SALE OF FRESHWATER SHRIMP MINUS THE EXPENSES OF THE PARTIES RELATED TO THE GROWING, HARVESTING, PROCESSING AND SALE OF THE FRESHWATER SHRIMP.

2.3 THE PARTIES AGREE THAT BEFORE THE AMOUNT OF NET PROFIT IS DETERMINED, PARTICIPANT SHALL BE ENTITLED TO RECOVER EXPENSES RELATED TO THE OPERATION OF THE PONDS, INCLUDING COSTS OF FEED AND FUEL, ELECTRICITY AND CHEMICALS, AND AN ALLOCATION OF FARM LABOR AND MANAGEMENT AND EQUIPMENT EXPENSE, AS MUTUALLY AGREED UPON BETWEEN THE PARTIES.

2.4 THE PARTIES AGREE THAT BEFORE THE AMOUNT OF NET PROFIT IS DETERMINED, ACA SHALL BE ENTITLED TO RECOVER EXPENSES RELATED TO THE SUPPLY OF POST-LARVAE AND JUVENILES IN THE AMOUNT OF $25 PER ONE (1000) THOUSAND FOR LARGE JUVENILES AS A STOCKING COST.

2.5 IT IS FURTHER UNDERSTOOD BY THE PARTIES THAT SHOULD EITHER OF THE PARTIES INCUR ANY EXPENSES IN RELATION TO THE PROPOSED UNDERTAKNG(S) OTHER THAN DESCRIBED ABOVE, THAT UNLESS THESE EXPENSES ARE DISCLOSED PRIOR TO THE INITIATION OF A TRANSACTION AND ARE ACCEPTED BY THE OTHER PARTY AS BEING DEDUCTABLE EXPENSES FOR DETERMINATION OF "NET PROFIT", AND SUCH ACCEPTANCE IS AGREED TO IN WRITING, THE PARTY INCURRING SUCH EXPENSES SHALL BE FULLY RESPONSIBLE FOR THESE EXPENSES.

2.6 THIS AGREEMENT IS NOT INTENDED TO CREATE A PARTNERSHIP OR ANY OTHER LEGAL ENTITY AND NEITHER PARTY ASSUMES ANY LIABILITY FOR CURRENT OR FUTURE OBLIGATIONS OF THE OTHER PARTY. EACH PARTY SHALL BE LIABLE FOR ITS OWN EXPENSES THAT MAY BE RELATED TO THE EXECUTION OF OBLIGATIONS UNDER THIS AGREEMENT AND SHALL HOLD THE OTHER PARTY TO THIS AGREEMENT HARMLESS FROM ANY LIABILITY OR OBLIGATION FOR THESE EXPENSES.

3       MANAGEMENT OF THE JOINT PROFIT PARTICIPATION AGREEMENT

3.1.1 IT IS MUTUALLY AGREED BY THE PARTIES HERETO THAT THE PROFIT PARTICIPATION AGREEMENT SHALL EXIST ONLY AS A MEANS TO SET FORTH THE INDIVIDUAL OBLIGATIONS OF THE PARTIES AND TO SET FORTH FURTHER THE AMOUNT AND MANNER OF DISBURSEMENT OF PROFITS FROM ANY COMPLETED TRANSACTIONS AS CONTEMPLATED


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                      JOINT PROFIT PARTICIPATION AGREEMENT

        HEREIN. DUE TO THIS MUTUAL AGREEMENT BETWEEN THE PARTIES HERETO, IT IS FURTHER AGREED THAT THE JOINT PROFIT PARTICIPATION AGREEMENT SHALL REQUIRE NO MANAGEMENT AS SUCH AND THAT EACH PARTY SHALL BE SEPARATELY AND INDIVIDUALLY RESPONSIBLE FOR THEIR OWN INDIVIDUAL ROLES, EXPENSES, TAXES, ETC,

3.2 THE PARTIES TO THIS AGREEMENT ALSO AGREE THAT NEITHER PARTY, INDIVIDUALLY AND WITHOUT THE EXPLICIT WRITTEN CONSENT OF THE OTHER PARTY, SHALL HAVE THE RIGHT TO:
        A) SELL, TRANSFER, ASSIGN, PLEDGE, MORTGAGE, HYPOTHECATE OR OTHERWISE ENCUMBER THE OTHER PARTY'S PORTION OF PROFITS; NOR
        B) ENTER INTO ANY AGREEMENTS OR OBLIGATIONS ON BEHALF OF THE PARTIES TO THE JOINT PROFIT PARTICIPATION AGREEMENT,

4.      RECORDS

4.1 IT IS UNDERSTOOD AND AGREED BY PARTICIPANT THAT ACCURATE RECORDS OF RELATED EXPENSES WILL BE KEPT BY PARTICIPANT AND PROVIDED TO ACA UPON REQUEST.

5.      TERMINATION

5.1 THIS JOINT PROFIT PARTICIPATION AGREEMENT SHALL BE TERMINATED AT ANY TIME UPON THE OCCURRENCE OF ANY OF THE FOLLOWING EVENTS:

        A) UPON THE DISSOLUTION OR LIQUIDATION OF A PARTY HERETO OR THE FILING OF A PETITION IN BANKRUPTCY OR SIMILAR FINANCIAL PROCEEDING OF ONE OF THE PARTIES HERETO, THE OTHER PARTY MAY, AT ITS OPTION, TERMINATE THIS AGREEMENT.

        B) BY MUTUAL AGREEMENT OF THE PARTIES HERETO.

6.      INDEMNIFICATION

6.1 PARTICIPANT AND GLOBAL HEREBY AGREE TO INDEMNIFY AND HOLD HARMLESS EACH OTHER FROM ANY AND ALL LIABILITY OR DAMAGES AND EXPENSE OF LITIGATION IN RESPECT TO ALL CLAIMS ARISING AT ANY TIME OUT OF ANY BUSINESS OR ACTIVITY OF THE RESPECTIVE PARTY, WHETHER OR NOT THIS BUSINESS OR ACTIVITY IS DIRECTLY ASSOCIATED WITH THE JOINT PROFIT PARTICIPATION AGREEMENT.


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                           JOINT PROFIT PARTICIPATION AGREEMENT

7.      REPRESENTATIONS AND WARRANTIES OF THE PARTIES

7.1     EACH PARTY REPRESENTS, WARRANTS AND AGREES TO AND WITH THE OTHER PARTY
        THAT:
        A) THIS AGREEMENT CONSTITUTES A VALID AND BINDING AGREEMENT IN ACCORDANCE WITH ITS TERMS;
        B) THE PARTY HAS GOOD RIGHT AND LAWFUL AUTHORITY TO ENTER INTO THIS AGREEMENT;
        C) THE PARTY HAS ALL REQUISITE POWER AND AUTHORITY TO CONDUCT THE BUSINESS PRESENTLY CONTEMPLATED HEREIN;
        D) NO SUIT, ACTION OR OTHER PROCEEDING IS PENDING OR TO THE PARTY'S KNOWLEDGE IS THREATENED WHICH MAY EFFECT THE PARTY'S ABILITY TO ENTER INTO THIS AGREEMENT OR TO CARRY OUT THE TRANSACTIONS CONTEMPLATED BY THE AGREEMENT AND EACH PARTY SHALL PROMPTLY NOTIFY THE OTHER PARTY OF ANY SUCH FUTURE PROCEEDING ARISING OR THREATENED.

8.      GOVERNING LAW

8.1 THIS AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MISSISSIPPI.

9.      GENERAL

9.1 THIS AGREEMENT STATES THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND MAY BE SUPPLEMENTED, ALTERED, AMENDED, MODIFIED OR REVOKED BY WRITING ONLY, SIGNED BY ALL PARTIES HERETO.

9.2 THIS AGREEMENT SHALL BE BINDING UPON AND SHALL INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR SUCCESSORS AND ASSIGNS.

9.3 IN THE EVENT ANY PART OR PARTS OF THIS AGREEMENT ARE HELD TO BE VOID OR OF NO FORCE OR EFFECT, THE BALANCE OF THIS AGREEMENT SHALL NOT BE AFFECTED BY SUCH DETERMINATION.

IN WITNESS WHEREOF, THIS JOINT VENTURE AGREEMENT IS EXECUTED AS OF THE DAY, MONTH AND YEAR SET FORTH BELOW:


AQUAPRO CORPORATION                         AQUACULTURE CORPORATION OF AMERICA


BY: GEORGE HASTINGS JR                      BY: CLAY GUTIERREZ
    ------------------                          --------------

DATE: Feb. 6, 2002                          DATE: Feb. 5, 2002